VOYA INVESTORS TRUST
Voya Limited Maturity Bond Portfolio
(the “Portfolio”)
Supplement dated October 4, 2024
to the Portfolio’s Adviser Class, Institutional Class, and Service
Class Shares’ Prospectus, dated May 1, 2024
(the “Prospectus”)
Effective immediately, the Prospectus is revised as follows:
1.The first paragraph in the section of the Prospectus entitled “Principal Investment Strategies” in the Portfolio’s Summary Section is deleted in its entirety and replaced with the following:
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. These short- to intermediate-term debt instruments have weighted average lives of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Because of the Portfolio’s holdings in asset-backed, mortgage-backed, and similar securities, the Portfolio’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Portfolio given prepayment assumptions (also known as weighted average life).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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